EXHIBIT 99
----------

                     AMLI RESIDENTIAL PROPERTIES TRUST
                       FINANCIAL AND OPERATING DATA
                               June 30, 1998


           1.     Funds from Operations

           2.     Statements of Operations

           3.     Balance Sheets

           4.     Selected Financial Information

           5.     Debt

           6.     Debt Maturities

           7.     Same Community Comparison - Wholly-Owned
                  - three months ended June 30, 1998 and 1997

           8.     Same Community Comparison - Wholly-Owned
                  - six months ended June 30, 1998 and 1997

           9. Same Community Comparison - Wholly-Owned and Co-Investments
                  - three months ended June 30, 1998 and 1997

           10. Same Community Comparison - Wholly-Owned and Co-Investments
                  - six months ended June 30, 1998 and 1997

           11.    Property Information

           12.    Property EBITDA

           13.    Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED               SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                     ------------------------         ------------------------
                                                       1998            1997            1998             1997
                                                     --------        --------        --------         --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . .         $ 25,204        $ 19,281        $ 49,342         $ 37,961
  Other. . . . . . . . . . . . . . . . . . .            1,456           1,019           2,748            1,994
                                                     --------        --------        --------         --------
        Total Property Revenues. . . . . . .           26,660          20,300          52,090           39,955
                                                     --------        --------        --------         --------

Property operating expenses. . . . . . . . .          (10,434)         (7,883)        (19,986)         (15,453)
Property management fees . . . . . . . . . .             (667)           (517)         (1,305)          (1,008)
                                                     --------        --------        --------         --------
        Property expenses. . . . . . . . . .          (11,101)         (8,400)        (21,291)         (16,461)
Operating expense ratio. . . . . . . . . . .            41.6%           41.4%           40.9%            41.2%
                                                     --------        --------        --------         --------
        Net operating income . . . . . . . .           15,559          11,900          30,799           23,494
                                                     --------        --------        --------         --------
OTHER INCOME
------------
 Share of Service Cos. FFO (1) . . . . . . .              120              66             108               77
 Interest from Service Companies (2) . . . .              606             187           1,151              440
 Other interest. . . . . . . . . . . . . . .              223             120             414              227
 Share of partnerships FFO (3) . . . . . . .            1,355             820           2,489            1,487
 Fee income - acquisitions and
   dispositions. . . . . . . . . . . . . . .            --              --              --                 137
 Fee income - developments . . . . . . . . .            1,105             271           1,206              601
 Fee income - asset management . . . . . . .              151             151             302              304
 Other . . . . . . . . . . . . . . . . . . .               41              52              77               89
                                                     --------        --------        --------         --------
        Total other income . . . . . . . . .            3,601           1,667           5,747            3,362
General and administrative (4) . . . . . . .           (1,112)           (706)         (1,966)          (1,473)
                                                     --------        --------        --------         --------
EBITDA . . . . . . . . . . . . . . . . . . .           18,048          12,861          34,580           25,383
                                                     --------        --------        --------         --------
Interest expense . . . . . . . . . . . . . .           (4,800)         (2,886)         (9,738)          (5,532)
Amortization of deferred costs . . . . . . .             (118)            (87)           (248)            (330)
                                                     --------        --------        --------         --------
FUNDS FROM OPERATIONS (FFO). . . . . . . . .         $ 13,130        $  9,888        $ 24,594         $ 19,521
                                                     ========        ========        ========         ========




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED               SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                     ------------------------         ------------------------
                                                       1998            1997            1998             1997
                                                     --------        --------        --------         --------

Capital expenditures paid from FFO . . . . .           (1,062)           (749)         (1,854)          (1,880)
Other - share of Co-investments
  Cap exp. . . . . . . . . . . . . . . . . .             (103)            (66)           (147)            (100)
                                                     --------        --------        --------         --------
Funds available for distribution
  (FAD). . . . . . . . . . . . . . . . . . .         $ 11,965        $  9,073        $ 22,593         $ 17,541
                                                     ========        ========        ========         ========

FFO per share. . . . . . . . . . . . . . . .         $   0.59        $   0.52        $   1.13         $   1.03
FAD per share. . . . . . . . . . . . . . . .         $   0.54        $   0.48        $   1.04         $   0.93

Dividend per share . . . . . . . . . . . . .         $   0.44        $   0.43        $   0.88         $   0.86
                                                     ========        ========        ========         ========

Dividend as a % of FFO . . . . . . . . . . .            74.1%           82.5%           77.6%            83.5%
Dividend as a % of FAD . . . . . . . . . . .            81.3%           89.9%           84.6%            92.5%
                                                     ========        ========        ========         ========


NOTES:

(1)   Includes share of income and share of goodwill amortization of $200 for the six months ended June 30, 1998.

(2)   Interest on 13% notes receivable and working capital advances.

(3)   Includes share of income and share of depreciation of $1,666 and $1,154 for the six months ended June 30,
1998 and 1997, respectively.

(4)   Includes $100 provision for write off of predevelopment costs for the three and six months ended June 30,
1998.









AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                        THREE MONTHS ENDED               SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                     ------------------------         ------------------------
                                                       1998            1997            1998             1997
                                                     --------        --------        --------         --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . .         $ 25,204        $ 19,281        $ 49,342         $ 37,961
  Other. . . . . . . . . . . . . . . . . . .            1,456           1,019           2,748            1,994
Interest and share of income (loss)
 from Service Cos. . . . . . . . . . . . . .              630             253           1,059              517
Other interest . . . . . . . . . . . . . . .              223             120             414              227
Share of income from co-investment
 partnerships. . . . . . . . . . . . . . . .              499             166             823              333
Fees from co-investment partnerships . . . .            1,297             474           1,585            1,131
                                                     --------        --------        --------         --------
        Total revenues . . . . . . . . . . .           29,309          21,313          55,971           42,163
                                                     --------        --------        --------         --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . .            2,529           1,822           4,846            3,545
Advertising and promotion. . . . . . . . . .              796             482           1,504              989
Utilities. . . . . . . . . . . . . . . . . .            1,059             909           2,144            1,934
Building repairs and maintenance . . . . . .            1,490           1,407           2,745            2,563
Landscaping and grounds maintenance. . . . .              648             515           1,090              879
Real estate taxes. . . . . . . . . . . . . .            3,274           2,312           6,454            4,634
Insurance. . . . . . . . . . . . . . . . . .              251             200             472              398
Other operating expenses . . . . . . . . . .              387             236             731              511
Property management fees . . . . . . . . . .              667             517           1,305            1,008
Interest, net of capitalized . . . . . . . .            4,800           2,886           9,738            5,532
Amortization of deferred costs . . . . . . .              118              87             248              330
Depreciation of real property. . . . . . . .            3,277           2,376           6,447            4,692
Depreciation of personal property. . . . . .            1,211             820           2,332            1,561
General and administrative . . . . . . . . .            1,112             706           1,966            1,473
                                                     --------        --------        --------         --------
        Total expenses . . . . . . . . . . .           21,619          15,275          42,022           30,049
                                                     --------        --------        --------         --------




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED               SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                     ------------------------         ------------------------
                                                       1998            1997            1998             1997
                                                     --------        --------        --------         --------
Non-recurring item - gain on sale
  of properties and rate caps. . . . . . . .            --              --              --               --
                                                     --------        --------        --------         --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . .            7,690           6,038          13,949           12,114
                                                     --------        --------        --------         --------
Income taxes . . . . . . . . . . . . . . . .            --              --              --               --
                                                     --------        --------        --------         --------
Income before minority interest/extra-
  ordinary items . . . . . . . . . . . . . .            7,690           6,038          13,949           12,114
Minority interest. . . . . . . . . . . . . .            1,109             958           2,042            1,911
                                                     --------        --------        --------         --------
Income before and extraordinary items. . . .            6,581           5,080          11,907           10,203
Extraordinary items net of minority interest            --               (177)          --                (177)
                                                     --------        --------        --------         --------
Net income . . . . . . . . . . . . . . . . .         $  6,581        $  4,903        $ 11,907         $ 10,026
                                                     ========        ========        ========         ========

Net income allocable to preferred shares . .              958             473           1,562              946
                                                     --------        --------        --------         --------
Net income allocable to common shares. . . .         $  5,623        $  4,430        $ 10,345         $  9,080
                                                     ========        ========        ========         ========
INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items . . . . . . . . .         $   0.34        $   0.31        $   0.62         $   0.62
Extraordinary item . . . . . . . . . . . . .         $   0.00        $  (0.01)       $   0.00         $  (0.01)
Income per common share. . . . . . . . . . .         $   0.34        $   0.30        $   0.62         $   0.61
                                                     ========        ========        ========         ========
FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and
  extraordinary item . . . . . . . . . . . .         $  7,690        $  6,038        $ 13,949         $ 12,114
                                                     --------        --------        --------         --------
Depreciation of real property. . . . . . . .            3,277           2,376           6,447            4,692
Depreciation of personal property. . . . . .            1,211             820           2,332            1,561
Non-recurring items. . . . . . . . . . . . .            --              --              --               --
Share of Co-investments depreciation . . . .              856             654           1,666            1,154
Share of Service Company amortization
  of goodwill. . . . . . . . . . . . . . . .               96           --                200            --
                                                     --------        --------        --------         --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENT OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                        THREE MONTHS ENDED               SIX MONTHS ENDED
                                                              JUNE 30,                       JUNE 30,
                                                     ------------------------         ------------------------
                                                       1998            1997            1998             1997
                                                     --------        --------        --------         --------

Funds from operations (FFO). . . . . . . . .         $ 13,130        $  9,888        $ 24,594         $ 19,521
FFO per share. . . . . . . . . . . . . . . .         $   0.59        $   0.52        $   1.13         $   1.03
                                                     ========        ========        ========         ========

Capital expenditures paid from FFO . . . . .           (1,062)           (749)         (1,854)          (1,880)
Other - Share Co-investments Cap exp . . . .             (103)            (66)           (147)            (100)
                                                     --------        --------        --------         --------

Funds available for distribution (FAD) . . .         $ 11,965        $  9,073        $ 22,593         $ 17,541
FAD per share. . . . . . . . . . . . . . . .         $   0.54        $   0.48        $   1.04         $   0.93
                                                     ========        ========        ========         ========

Dividends per share. . . . . . . . . . . . .         $   0.44        $   0.43        $   0.88         $   0.86
                                                     ========        ========        ========         ========

Dividends as a % of FFO. . . . . . . . . . .            74.1%           82.5%           77.6%            83.5%
Dividends as a % of FAD. . . . . . . . . . .            81.3%           89.9%           84.6%            92.5%
                                                     ========        ========        ========         ========






















AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data



                                                                           JUN. 30,        DEC. 31,
                                                                             1998            1997
                                                                           --------        --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $ 83,471        $ 78,476
  Depreciable property . . . . . . . . . . . . . . . . . . . . . . .        532,706         496,747
                                                                           --------        --------
                                                                            616,177         575,223
  Less accumulated depreciation. . . . . . . . . . . . . . . . . . .        (71,159)        (62,641)
                                                                           --------        --------
                                                                            545,018         512,582

Properties under development . . . . . . . . . . . . . . . . . . . .         74,594          78,724
Investments in partnerships. . . . . . . . . . . . . . . . . . . . .         60,604          50,729
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . .          3,120           5,676
Security deposits. . . . . . . . . . . . . . . . . . . . . . . . . .          1,779           1,821
Deferred costs, net. . . . . . . . . . . . . . . . . . . . . . . . .          3,098           3,140
Notes receivable and advances to Service Companies . . . . . . . . .         23,475          18,356
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000           8,950
                                                                           --------        --------
        Total assets . . . . . . . . . . . . . . . . . . . . . . . .       $721,688        $679,978
                                                                           ========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $337,108        $333,250
Accrued interest payable . . . . . . . . . . . . . . . . . . . . . .          1,359           1,389
Accrued real estate taxes. . . . . . . . . . . . . . . . . . . . . .          7,863           9,334
Construction costs payable . . . . . . . . . . . . . . . . . . . . .          3,065           8,403
Security deposits and prepaid rents. . . . . . . . . . . . . . . . .          2,992           2,722
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .          2,065           2,978
                                                                           --------        --------
        Total liabilities. . . . . . . . . . . . . . . . . . . . . .       $354,452        $358,076
                                                                           --------        --------





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                                           JUN. 30,        DEC. 31,
                                                                             1998            1997
                                                                           --------        --------

Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . .       $ 49,731        $ 51,463
                                                                           --------        --------
Shareholders' equity
  Preferred shares, $.01 par value . . . . . . . . . . . . . . . . .             32              11
  Shares of beneficial interest, $.01 par value. . . . . . . . . . .            166             166
  Additional paid-in capital . . . . . . . . . . . . . . . . . . . .        392,475         341,148
  Employees and trustees notes . . . . . . . . . . . . . . . . . . .         (7,417)         (6,924)
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . . .         30,804          18,897
  Dividends paid . . . . . . . . . . . . . . . . . . . . . . . . . .        (98,555)        (82,859)
                                                                           --------        --------
        Total shareholders' equity . . . . . . . . . . . . . . . . .        317,505         270,439
                                                                           --------        --------
        Total liabilities and shareholders' equity . . . . . . . . .       $721,688        $679,978
                                                                           ========        ========



























                                         Amli Residential Properties Trust
                                     Selected Quarterly Financial Information
                                                   June 30, 1998
                                   (dollars in thousands except for share data)


                                                                   Quarter Ending
                               ---------------------------------------------------------------------------------
                                Jun. 30,      Mar. 31,       Dec. 31,      Sep. 30,      Jun. 30,       Mar. 31,
                                  1998          1998           1997          1997          1997           1997
                                --------      --------       --------      --------      --------       --------
Total Debt                      $337,108      $361,305       $333,250      $235,692      $238,061       $220,964
Total Debt (1)                   400,485       422,393        392,295       289,097       290,699        271,738

Total Shares and
 Units Outstanding (2)        23,085,101    22,028,680     20,958,523    20,675,333    18,976,280     18,968,168
Value per Common Share
 - end of quarter               $21.4375      $ 22.938       $ 22.250      $ 23.250      $ 23.625       $ 23.000

Total Equity (Market
 Value) - end of quarter        $494,887      $505,283       $466,327      $480,701      $448,315       $436,268

Total Market Capitalization     $831,995      $866,588       $799,577      $716,393      $686,376       $657,232
Total Market Capitalization (1) $895,372      $927,676       $858,622      $769,798      $739,014       $708,006
                                ========      ========       ========      ========      ========       ========

Total Revenues (3)              $ 29,309      $ 26,662       $ 24,928      $ 22,982      $ 21,313       $ 20,850
EBITDA (4)                      $ 18,048      $ 16,532       $ 15,420      $ 13,961      $ 12,861       $ 12,522

FFO                             $ 13,130      $ 11,464       $ 11,414      $ 11,237      $  9,888       $  9,633
FAD                             $ 11,965      $ 10,628       $ 10,752      $ 10,358      $  9,073       $  8,468

Dividends Paid                  $  9,356      $  9,224       $  9,037      $  8,889      $  8,158       $  8,111

Debt service (net of
 capitalized interest)          $  5,441      $  5,571       $  4,340      $  3,154      $  3,420       $  3,195
Interest Expense                $  4,800      $  4,938       $  3,844      $  2,619      $  2,886       $  2,646

G & A Expense                   $  1,112      $    854       $    697      $    680      $    706       $    767

Total Shares and
 Units Outstanding
 - Wtd. Avg.                  22,050,967    21,238,186     20,714,889    20,461,533    18,973,232     18,882,000
                              ==========    ==========     ==========    ==========    ==========     ==========





                                         Amli Residential Properties Trust
                               Selected Quarterly Financial Information - CONTINUED
                                                   June 30, 1998
                                   (dollars in thousands except for share data)


                                                                   Quarter Ending
                               ---------------------------------------------------------------------------------
                                Jun. 30,      Mar. 31,       Dec. 31,      Sep. 30,      Jun. 30,       Mar. 31,
                                  1998          1998           1997          1997          1997           1997
                                --------      --------       --------      --------      --------       --------

Interest Coverage Ratio             3.76          3.35           4.01          5.33          4.46           4.73

Debt as % of Total
 Market Capitalization            40.52%        41.69%         41.68%        32.90%        34.68%         33.62%
Debt as % of Total
 Market Capitalization (1)        44.73%        45.53%         45.69%        37.55%        39.34%         38.38%
EBITDA as % of Total
 Market Capitalization             8.68%         7.63%          7.71%         7.80%         7.50%          7.62%
FFO as % of Total
 Market Equity                    10.61%         9.08%          9.79%         9.35%         8.82%          8.83%

G&A as % of Total
 Market Capitalization             0.53%         0.39%          0.35%         0.38%         0.41%          0.47%
G&A as % of Total Revenues         3.79%         3.20%          2.80%         2.96%         3.31%          3.68%

Dividends as % of FFO (5)          74.1%         81.9%          80.1%         80.4%         82.5%          84.3%
Dividends as % of FAD (5)          81.3%         88.3%          85.1%         87.3%         89.9%          95.9%
                                ========      ========       ========      ========      ========       ========

Apartment Units -
  Wholly Owned
  In Operation                    12,250        11,938         11,650        10,782        10,364          9,824
  Under Development                2,100         2,488          2,488         2,032         2,296          2,444
Apartment Units -
  Co-Investments
  In Operation                     6,123         5,851          5,851         5,421         4,815          4,815
  Under Development                2,224         1,456          1,456         1,370         1,324          1,324
                                --------      --------       --------      --------      --------       --------
    Total Units                   22,697        21,733         21,445        19,605        18,799         18,407
                                ========      ========       ========      ========      ========       ========

   (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
   (2)  End of the quarter - At June 30, 1998, includes 3,183,333 preferred shares convertible to common shares.
   (3)  Excluding non-recurring gain of $2,457 in 1997.
   (4)  Includes other income, net of G & A expenses.
   (5)  Based on per share amounts.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                   June 30, 1998
                                              (Dollars in thousands)


                                                  Percent                        Weighted Avg.         Years to
Type of Indebtedness            Balance           of Total        Interest       Interest Rate         Maturity
--------------------            --------          --------        --------       -------------         --------

Conventional Fixed Rate         $190,108            56.4%            Fixed              7.61%              7.8

Tax-exempt Variable
 Rate (1)                         50,250            14.9%         Variable              4.98%              4.3

Credit Facilities (2)             91,000            27.0%         Variable              6.96%              3.0

Service Companies                  5,750             1.7%            Fixed              9.22%              3.9
                                --------         --------                            --------         --------
                                $337,108           100.0%                               7.07%              5.9
                                ========         ========                            ========         ========

                                Balance
                              including
                               share of
                            Co-investment         Percent                        Weighted Avg.         Years to
Type of Indebtedness            debt (3)          of Total        Interest       Interest Rate         Maturity
--------------------        -------------         --------        --------       -------------         --------

Conventional Fixed Rate         $253,485            63.3%            fixed              7.67%              7.5

Tax-exempt Variable Rate          50,250            12.6%         Variable              4.98%              4.3

Credit Facilities                 91,000            22.7%         Variable              6.96%              3.0

Service Companies                  5,750             1.4%            Fixed              9.22%              3.9
                                --------         --------                            --------         --------
                                $400,485           100.0%                               7.19%              6.0
                                ========         ========                            ========         ========


(1) Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(2) $50,000 has been swapped to a fixed rate ($20,000 maturing in November 2002 and $30,000 maturing in February
2003).
(3) Co-Investment debt represent Amli Residential's pro rate share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rate share.

AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
JUNE 30, 1998
Unaudited - dollars in thousands

                                                                                    There-                 % to
                            1998       1999       2000        2001        2002      after      Total      Total
                          --------   --------   --------    --------   --------   --------   --------    -------
Fixed Rate Mortgages      $  7,772   $  2,780   $  3,138    $  3,394   $  3,655   $169,369   $190,108      56.4%
Tax Exempt Bonds*                                                        50,250                50,250      14.9%
Wachovia/First Chicago
 Line of Credit                                               90,000                           90,000      26.7%
Harris Line of Credit        1,000                                                              1,000       0.3%
Other                          750                                                   5,000      5,750       1.7%
                          --------   --------   --------    --------   --------   --------   --------    -------
Total Loans               $  9,522   $  2,780   $  3,138    $ 93,394   $ 53,905   $174,369   $337,108     100.0%
                          ========   ========   ========    ========   ========   ========   ========    =======
  Percent to Total            2.8%       0.8%       0.9%       27.7%      16.0%      51.8%     100.0%      84.2%
                          ========   ========   ========    ========   ========   ========   ========    =======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)              27      3,054          0           0          0          0      3,081       4.9%
Nationwide Life Ins. -
  Greenwood Forest (15%)         8         17         19          20      1,678          0      1,742       2.7%
Lincoln National Ins. -
  Champions Park (15%)          10         21         22          24      1,259          0      1,336       2.1%
Prudential Ins. -
  Champions Centre (15%)         5         10         11          12        955          0        993       1.6%
Allstate Life Ins. -
  Windbrooke (15%)               9         16         18          20         22      1,635      1,720       2.7%
CIGNA -
  Chevy Chase (33%)             84        177        189         202        216      8,770      9,638      15.2%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)             71        150        162         175        189      8,909      9,656      15.2%
Phoenix Mutual -
  Willeo Creek (30%)            25         53         56          60         64      2,690      2,948       4.7%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)           37         80         88          96        106      5,701      6,108       9.6%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)            0         71         77          84         91      5,515      5,838       9.2%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED


                                                                                    There-                 % to
                            1998       1999       2000        2001        2002      after      Total      Total
                          --------   --------   --------    --------   --------   --------   --------    -------
Erie Insurance -
  River Park (40%)               0         20         51          55         60      3,024      3,210       5.1%
Prudential Ins. -
  Amli at Danada (10%)           0         17         25          27         29      2,352      2,450       3.9%
Phoenix Home Life -
  Amli at Verandah (35%)         0         55         88          94        102      5,590      5,929       9.3%
Northwestern Mutual Life
  Ins. - Northwinds (35%)        0          0         15          95        103      4,359      4,572       7.2%
Northwestern Mutual Life
  Ins. - Regents Crest (25%)    45         65         70          76         82      3,695      4,033       6.4%
Central Bank, Trustee -
  Prairie Court (1%)             0         73          0           0          0          0         73       0.1%
Erie Insurance -
  Towne Creek (1%)               0         50          0           0          0          0         50       0.1%
                          --------   --------   --------    --------   --------   --------   --------    -------
Total Share of
 Co-Investment Loans      $    321   $  3,929   $    891    $  1,040   $  4,956   $ 52,240   $ 63,377     100.0%
                          ========   ========   ========    ========   ========   ========   ========    =======
  Percent to Total            0.5%       6.2%       1.4%        1.6%       7.8%      82.5%     100.0%      15.8%
                          ========   ========   ========    ========   ========   ========   ========    =======
Total Including Share
 of Co-Investment Debt    $  9,843   $  6,709   $  4,029    $ 94,434   $ 58,861   $226,609   $400,485     100.0%
                          ========   ========   ========    ========   ========   ========   ========    =======
Percent to Total              2.5%       1.7%       1.0%       23.6%      14.7%      56.5%     100.0%     100.0%
                          ========   ========   ========    ========   ========   ========   ========    =======


     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.
     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.















             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                     THREE MONTHS ENDED JUNE 30, 1998 VERSUS THREE MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           4/1/98-6/30/98                               4/1/97-6/30/97
                      No. of      ---------------------------------      %      --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.9%                             0.9%         94.1%
  Atlanta               2,420         93.8%                            -0.6%         94.3%
  Austin                  935         96.1%                             2.6%         93.7%
  Indianapolis            996         94.9%                             1.9%         93.2%
  Kansas                  908         92.7%                             0.1%         92.5%
  Chicago                 253         96.2%                             4.1%         92.4%
                        -----         -----                            -----         -----
     Weighted Average                 94.6%                             0.8%         93.8%
                                      =====                            =====         =====
       Total            9,738
                        =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $668                  3.1%                     $648
  Atlanta                                         $741                  2.0%                     $726
  Austin                                          $653                  1.9%                     $641
  Indianapolis                                    $580                  1.1%                     $574
  Kansas                                          $659                  2.3%                     $644
  Chicago                                         $944                  3.1%                     $916
                                                  ----                  ----                     ----
     Weighted Average                             $682                  2.5%                     $666
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                              Per Month                                       Per Month
-----------------------                             ----------                                      ----------
Dallas                  4,226   $ 8,422,335     $  664        $0.79     3.4%   $ 8,143,438       $625      $0.76
Atlanta                 2,420   $ 5,291,725     $  729        $0.78     2.4%   $ 5,169,299       $712      $0.76
Austin                    935   $ 1,860,374     $  663        $0.90     5.1%   $ 1,770,870       $631      $0.86
Indianapolis              996   $ 1,739,440     $  582        $0.71     1.6%   $ 1,712,114       $573      $0.70
Kansas                    908   $ 1,759,438     $  646        $0.75     2.6%   $ 1,715,036       $630      $0.73
Chicago                   253   $   790,606     $1,042        $1.22    11.6%   $   708,357       $933      $1.09
                        -----   -----------     ------        -----    -----   -----------       ----      -----
    Total               9,738   $19,863,917     $  680        $0.80     3.4%   $19,219,115       $651      $0.77
                        =====   ===========      =====        =====    =====   ===========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                           4/1/98-6/30/98                               4/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  3,681,601     $3,485        $4.16     8.7%    $3,388,190     $3,279      $3.97
  Atlanta                      $  1,897,445     $3,136        $3.36     4.7%    $1,812,350     $2,996      $3.21
  Austin                       $    764,157     $3,269        $4.44   -12.0%    $  868,710     $3,716      $5.05
  Indianapolis                 $    673,051     $2,703        $3.28     6.6%    $  631,542     $2,536      $3.08
  Kansas                       $    724,453     $3,191        $3.71     3.4%    $  700,383     $3,085      $3.59
  Chicago                      $    437,602     $6,919        $8.09    -0.5%    $  439,931     $6,955      $8.14
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  8,178,309     $3,359        $3.94     4.3%    $7,841,106     $3,252      $3.83
                               ============     ======        =====    =====    ==========     ======      =====
Operating Efficiency                  41.2%                                          40.8%
                               ============                                     ==========

                                                    PER MONTH                                      PER MONTH
                                                    ---------                                     ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       56.3%   58.4%    $  4,740,734       $374        $0.45    -0.3%   $ 4,755,248       $352      $0.43
 Atlanta      64.1%   64.9%    $  3,394,279       $468        $0.50     1.1%   $ 3,356,949       $462      $0.50
 Austin       58.9%   50.9%    $  1,096,217       $391        $0.53    21.5%   $   902,161       $322      $0.44
 Indianapolis 61.3%   63.1%    $  1,066,390       $357        $0.43    -1.3%   $ 1,080,572       $362      $0.44
 Kansas       58.8%   59.2%    $  1,034,985       $380        $0.44     2.0%   $ 1,014,653       $372      $0.43
 Chicago      44.6%   37.9%    $    353,004       $465        $0.54    31.5%   $   268,426       $354      $0.41
              -----   -----    ------------       ----        -----    -----   -----------       ----      -----
    Total     58.8%   59.2%    $ 11,685,608       $400        $0.47     2.7%   $11,378,009       $380      $0.45
              =====   =====    ============       ====        =====    =====   ===========       ====      =====
Operating Margin                      58.8%                                          59.2%
                               ============                                    ===========
CAPITAL EXPENDITURES                               (ANNUALIZED)                                   (ANNUALIZED)
--------------------                               ------------                                   ------------
  Dallas                       $    370,636       $351        $0.42    19.8%    $  309,336       $302      $0.37
  Atlanta                      $    216,414       $358        $0.38    14.5%    $  189,002       $312      $0.33
  Austin                       $    145,569       $623        $0.85    45.8%    $   99,832       $427      $0.58
  Indianapolis                 $     72,738       $292        $0.35    50.5%    $   48,328       $194      $0.24
  Kansas                       $    112,327       $495        $0.58    97.0%    $   57,017       $251      $0.29
  Chicago                      $     23,660       $374        $0.42   -23.7%    $   30,993       $490      $0.57
                               ------------       ----        -----   ------    ----------       ----      -----
    Total                      $    941,345       $387        $0.45    28.2%    $  734,508       $306      $0.36
                               ============       ====        =====   ======    ==========       ====      =====

       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97
                                           4/1/98-6/30/98                               4/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    578,528     $  548        $0.65     7.2%    $  539,688     $  564      $0.68
  Atlanta                      $    259,716     $  429        $0.46    -3.7%    $  269,727     $  446      $0.48
  Austin                       $    107,178     $  459        $0.62   -45.0%    $  194,867     $  834      $1.13
  Indianapolis                 $    108,031     $  434        $0.53   -13.5%    $  124,861     $  501      $0.61
  Kansas                       $     99,691     $  439        $0.51     1.3%    $   98,451     $  434      $0.50
  Chicago                      $     88,900     $1,406        $1.64    -3.9%    $   92,545     $1,463      $1.71
                               ------------     ------        -----   ------    ----------     ------      -----
    Total                      $  1,242,044     $  510        $0.60    -5.9%    $1,320,139     $  565      $0.67
                               ============     ======        =====   ======    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                  ------------                                  ------------
  Dallas                       $  1,226,910     $1,161        $1.39    15.5%    $1,062,345     $1,021      $1.23
  Atlanta                      $    413,256     $  683        $0.73     6.4%    $  388,360     $  642      $0.69
  Austin                       $    239,898     $1,026        $1.39    11.4%    $  215,406     $  922      $1.25
  Indianapolis                 $    157,084     $  631        $0.77    -8.4%    $  171,447     $  689      $0.84
  Kansas                       $    187,654     $  827        $0.96   -11.8%    $  212,667     $  937      $1.09
  Chicago                      $    153,051     $2,420        $2.83     2.5%    $  149,376     $2,362      $2.76
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  2,377,853     $  977        $1.15     8.1%    $2,199,601     $  909      $1.07
                               ============     ======        =====    =====    ==========     ======      =====



















             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                       SIX MONTHS ENDED JUNE 30, 1998 VERSUS SIX MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-6/30/98                               1/1/97-6/30/97
                       No. of     ---------------------------------      %      --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change     Amount/%    Per Unit  Per Sq Ft
                       ------      --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                4,226         94.8%                             1.0%         93.8%
  Atlanta               2,420         93.7%                            -0.3%         93.9%
  Austin                  935         95.9%                             2.5%         93.6%
  Indianapolis            996         92.4%                            -0.2%         92.5%
  Kansas                  908         92.6%                            -0.2%         92.8%
  Chicago                 253         97.2%                             5.8%         91.8%
                       ------         -----                            -----         -----
    Weighted Average                  94.2%                             0.7%         93.5%
    Total               9,738         =====                            =====         =====
                       ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $665                  3.1%                     $645
  Atlanta                                         $735                  1.2%                     $726
  Austin                                          $648                  0.6%                     $644
  Indianapolis                                    $573                  0.0%                     $573
  Kansas                                          $651                  1.1%                     $644
  Chicago                                         $933                  1.2%                     $922
                                                  ----                  ----                     ----
    Weighted Average                              $677                  1.8%                     $665
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                              PER MONTH                                      PER MONTH
-----------------------                              ---------                                      ---------
  Dallas                4,226   $16,788,252     $  662        $0.79     4.5%   $16,059,750       $633      $0.76
  Atlanta               2,420   $10,463,295     $  721        $0.77     1.1%   $10,345,112       $712      $0.76
  Austin                  935   $ 3,662,515     $  653        $0.89     3.0%   $ 3,556,164       $634      $0.86
  Indianapolis            996   $ 3,350,142     $  561        $0.68    -0.5%   $ 3,365,322       $563      $0.68
  Kansas                  908   $ 3,465,431     $  636        $0.74     1.4%   $ 3,419,188       $628      $0.73
  Chicago                 253   $ 1,572,752     $1,036        $1.21    11.7%   $ 1,407,407       $927      $1.08
                       ------   -----------     ------        -----    -----    ----------       ----      -----
    Total                       $39,302,388     $  673        $0.79     3.0%   $38,152,942       $653      $0.77
                        9,738   ===========     ======        =====    =====   ===========       ====      =====
                       ======




             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                       SIX MONTHS ENDED JUNE 30, 1998 VERSUS SIX MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-6/30/98                               1/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                        ------------                                  -----------
  Dallas                       $  7,160,372     $3,389        $4.05     6.6%   $ 6,715,381     $3,178      $3.80
  Atlanta                      $  3,727,695     $3,081        $3.30     0.3%   $ 3,717,700     $3,072      $3.29
  Austin                       $  1,551,090     $3,318        $4.51    -6.5%   $ 1,659,321     $3,549      $4.82
  Indianapolis                 $  1,233,680     $2,477        $3.01     1.3%   $ 1,218,178     $2,446      $2.97
  Kansas                       $  1,319,776     $2,907        $3.38     2.1%   $ 1,292,822     $2,848      $3.31
  Chicago                      $    869,294     $6,872        $8.04    -1.0%   $   877,886     $6,940      $8.12
                               ------------     ------        -----    -----   -----------     ------      -----
    Total                      $ 15,861,907     $3,258        $3.82     2.5%   $15,481,289     $3,180      $3.73
                               ============     ======        =====    =====   ===========     ======      =====
Operating Efficiency                  40.4%                                          40.6%
                                      =====                                          =====

                                                    PER MONTH                                      PER MONTH
               1998      1997                       ---------                                     ----------
NOI              %         %
---            -----    -----
 Dallas        57.3%    58.2%  $  9,627,880       $380        $0.45     3.0%   $ 9,344,369       $369      $0.44
 Atlanta       64.4%    64.1%  $  6,735,600       $464        $0.50     1.6%   $ 6,627,411       $456      $0.49
 Austin        57.6%    53.3%  $  2,111,425       $376        $0.51    11.3%   $ 1,896,842       $338      $0.46
 Indianapolis  63.2%    63.8%  $  2,116,462       $354        $0.43    -1.4%   $ 2,147,144       $359      $0.44
 Kansas        61.9%    62.2%  $  2,145,655       $394        $0.46     0.9%   $ 2,126,365       $390      $0.45
 Chicago       44.7%    37.6%  $    703,459       $463        $0.54    32.8%   $   529,521       $349      $0.41
               -----    -----  ------------       ----        -----    -----   -----------       ----      -----
    Total      59.6%    59.4%  $ 23,440,481       $401        $0.47     3.4%   $22,671,653       $388      $0.46
               =====    =====  ============       ====        =====    =====   ===========       ====      =====
Operating Margin                      59.6%                                          59.4%
                                      =====                                          =====




             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                       SIX MONTHS ENDED JUNE 30, 1998 VERSUS SIX MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-6/30/98                               1/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change     Amount/%    Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------

CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               -------------                                ------------
  Dallas                       $    781,079       $370        $0.44   -23.1%    $1,016,225       $481      $0.57
  Atlanta                      $    386,050       $319        $0.34    16.3%    $  332,075       $274      $0.29
  Austin                       $    199,523       $427        $0.58    21.7%    $  163,890       $351      $0.48
  Indianapolis                 $     99,702       $200        $0.24     8.9%    $   91,513       $184      $0.22
  Kansas                       $    171,422       $378        $0.44   105.9%    $   83,274       $183      $0.21
  Chicago                      $     53,106       $420        $0.49   -40.7%    $   89,520       $708      $0.83
                               ------------       ----        -----   ------    ----------       ----      -----
    Total                      $  1,690,882       $347        $0.41    -4.8%    $1,776,496       $365      $0.43
                               ============       ====        =====   ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    995,389     $  471        $0.56     0.9%    $  986,194     $  467      $0.56
  Atlanta                      $    516,025     $  426        $0.46    -0.3%    $  517,355     $  428      $0.46
  Austin                       $    217,449     $  465        $0.63   -28.7%    $  304,971     $  652      $0.89
  Indianapolis                 $    214,730     $  431        $0.52   -10.7%    $  240,431     $  483      $0.59
  Kansas                       $    180,637     $  398        $0.46    -0.9%    $  182,262     $  401      $0.47
  Chicago                      $    165,668     $1,310        $1.53    -4.9%    $  174,211     $1,377      $1.61
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  2,289,898     $  470        $0.55    -4.8%    $2,405,424     $  494      $0.58
                               ============     ======        =====    =====    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  2,450,756     $1,160        $1.39    16.3%    $2,107,604     $  997      $1.19
  Atlanta                      $    826,512     $  683        $0.73     0.0%    $  826,521     $  683      $0.73
  Austin                       $    479,796     $1,026        $1.39    11.4%    $  430,812     $  922      $1.25
  Indianapolis                 $    267,752     $  538        $0.65   -21.9%    $  342,894     $  689      $0.84
  Kansas                       $    375,307     $  827        $0.96   -11.8%    $  425,334     $  937      $1.09
  Chicago                      $    306,102     $2,420        $2.83     2.5%    $  298,752     $2,362      $2.76
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  4,706,224     $  967        $1.13     6.2%    $4,431,917     $  910      $1.07
                               ============     ======        =====     ====    ==========     ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                     THREE MONTHS ENDED JUNE 30, 1998 VERSUS THREE MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)
                                           4/1/98-6/30/98                               4/1/97-6/30/97
                      No. of      ---------------------------------      %      --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.9%                             0.9%         94.1%
  Atlanta               3,314         93.9%                            -0.7%         94.5%
  Austin                1,523         95.4%                             1.8%         93.7%
  Houston                 754         96.0%                             1.2%         94.8%
  Indianapolis            996         94.9%                             1.9%         93.2%
  Kansas                  908         92.7%                             0.1%         92.5%
  Chicago               1,694         96.0%                             1.8%         94.3%
                        -----         -----                            -----         -----
     Weighted Average                 94.8%                             0.8%         94.0%
                                      =====                            =====         =====
       Total           13,415
                       ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $668                  3.1%                     $648
  Atlanta                                         $748                  1.1%                     $739
  Austin                                          $626                  1.4%                     $617
  Houston                                         $750                  6.2%                     $706
  Indianapolis                                    $580                  1.1%                     $574
  Kansas                                          $659                  2.3%                     $644
  Chicago                                         $953                  3.7%                     $919
                                                  ----                  ----                     ----
     Weighted Average                             $716                  2.5%                     $699
                                                  ====                  ====                     ====
TOTAL PROPERTY REVENUES                              Per Month                                    Per Month
-----------------------                             ----------                                   ----------
Dallas                          $ 8,422,335     $  664        $0.79     3.4%   $ 8,143,438       $642      $0.77
Atlanta                         $ 7,345,015     $  739        $0.77     1.2%   $ 7,256,913       $730      $0.76
Austin                          $ 2,881,594     $  631        $0.88     3.7%   $ 2,778,322       $608      $0.85
Houston                         $ 1,720,970     $  761        $0.82     7.8%   $ 1,595,781       $705      $0.76
Indianapolis                    $ 1,739,440     $  582        $0.71     1.6%   $ 1,712,114       $573      $0.70
Kansas                          $ 1,759,438     $  646        $0.75     2.6%   $ 1,715,036       $630      $0.73
Chicago                         $ 4,971,427     $  978        $1.16     5.5%   $ 4,713,080       $927      $1.10
                                -----------     ------        -----    -----   -----------       ----      -----
    Total                       $28,840,219     $  717        $0.83     3.3%   $27,914,684       $694      $0.81
                                ===========     ======        =====    =====   ===========       ====      =====




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                           4/1/98-6/30/98                               4/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  3,681,601     $3,485        $4.15     8.7%    $3,388,190     $3,207      $3.82
  Atlanta                      $  2,688,002     $3,244        $3.38     3.8%    $2,589,288     $3,125      $3.26
  Austin                       $  1,273,322     $3,344        $4.69    -6.2%    $1,358,045     $3,567      $5.00
  Houston                      $    676,952     $3,591        $3.88     9.6%    $  617,720     $3,277      $3.54
  Indianapolis                 $    673,051     $2,703        $3.28     6.6%    $  631,542     $2,536      $3.08
  Kansas                       $    724,453     $3,191        $3.71     3.4%    $  700,383     $3,085      $3.59
  Chicago                      $  2,043,241     $4,825        $5.70     3.4%    $1,975,424     $4,665      $5.51
                               ------------     ------        -----    -----   -----------     ------      -----
    Total                      $ 11,760,621     $3,507        $4.08     4.4%   $11,260,591     $3,358      $3.90
                               ============     ======        =====    =====   ===========     ======      =====
Operating Efficiency                  40.8%                                          40.3%
                               ============                                    ===========

                                                    PER MONTH                                      PER MONTH
                                                    ---------                                     ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       56.3%   58.4%    $  4,740,734       $374        $0.45    -0.3%   $ 4,755,248       $375      $0.45
 Atlanta      63.4%   64.3%    $  4,657,014       $468        $0.49    -0.2%   $ 4,667,625       $469      $0.49
 Austin       55.8%   51.1%    $  1,608,271       $352        $0.49    13.2%   $ 1,420,277       $311      $0.44
 Houston      60.7%   61.3%    $  1,044,018       $462        $0.50     6.7%   $   978,061       $432      $0.47
 Indianapolis 61.3%   63.1%    $  1,066,390       $357        $0.43    -1.3%   $ 1,080,572       $362      $0.44
 Kansas       58.8%   59.2%    $  1,034,985       $380        $0.44     2.0%   $ 1,014,653       $372      $0.43
 Chicago      58.9%   58.1%    $  2,928,187       $576        $0.68     7.0%   $ 2,737,656       $539      $0.64
              -----   -----    ------------       ----        -----    -----   -----------       ----      -----
    Total     59.2%   59.7%    $ 17,079,598       $424        $0.49     2.6%   $16,654,093       $414      $0.48
              =====   =====    ============       ====        =====    =====   ===========       ====      =====
Operating
 Margin                               59.2%                                          59.7%
                               ============                                    ===========


   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97

                                           4/1/98-6/30/98                               4/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               ------------                                 ------------
  Dallas                       $    370,636       $351        $0.42    19.8%    $  309,336       $293      $0.35
  Atlanta                      $    244,114       $295        $0.31    -0.3%    $  244,952       $296      $0.31
  Austin                       $    227,858       $598        $0.84    43.7%    $  158,611       $417      $0.58
  Houston                      $     32,668       $173        $0.19    43.9%    $   22,707       $120      $0.13
  Indianapolis                 $     72,738       $292        $0.35    50.5%    $   48,328       $194      $0.24
  Kansas                       $    112,327       $495        $0.58    97.0%    $   57,017       $251      $0.29
  Chicago                      $    181,399       $428        $0.51   123.0%    $   81,331       $192      $0.23
                               ------------       ----        -----   ------    ----------       ----      -----
    Total                      $  1,241,740       $370        $0.43    34.6%    $  922,283       $275      $0.32
                               ============       ====        =====   ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    578,528     $  548        $0.65     7.2%    $  539,688     $  511      $0.61
  Atlanta                      $    363,939     $  439        $0.46     2.6%    $  354,587     $  428      $0.45
  Austin                       $    195,096     $  512        $0.72   -30.3%    $  280,081     $  736      $1.03
  Houston                      $     41,959     $  223        $0.24    -0.6%    $   42,203     $  224      $0.24
  Indianapolis                 $    108,031     $  434        $0.53   -13.5%    $  124,861     $  501      $0.61
  Kansas                       $     99,691     $  439        $0.51     1.3%    $   98,451     $  434      $0.50
  Chicago                      $    306,168     $  723        $0.85    15.7%    $  264,618     $  625      $0.74
                               ------------     ------        -----   ------    ----------     ------      -----
    Total                      $  1,693,412     $  505        $0.59    -0.6%    $1,704,489     $  508      $0.59
                               ============     ======        =====   ======    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                  ------------                                  ------------
  Dallas                       $  1,226,910     $1,161        $1.38    15.5%    $1,062,345     $1,006      $1.20
  Atlanta                      $    593,181     $  716        $0.75     5.9%    $  559,978     $  676      $0.70
  Austin                       $    387,459     $1,018        $1.43    11.1%    $  348,696     $  916      $1.28
  Houston                      $    272,580     $1,446        $1.56    67.0%    $  163,252     $  866      $0.94
  Indianapolis                 $    157,084     $  631        $0.77    -8.4%    $  171,447     $  689      $0.84
  Kansas                       $    187,654     $  827        $0.96   -11.8%    $  212,667     $  937      $1.09
  Chicago                      $    696,311     $1,644        $1.94     2.9%    $  676,758     $1,598      $1.89
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  3,521,178     $1,050        $1.22    10.2%    $3,195,144     $  953      $1.11
                               ============     ======        =====    =====    ==========     ======      =====


    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                       SIX MONTHS ENDED JUNE 30, 1998 VERSUS SIX MONTHS ENDED JUNE 30, 1997

(Excludes all properties acquired or stabilized after 1/1/97)
                                           1/1/98-6/30/98                               1/1/97-6/30/97
                      No. of      ---------------------------------      %      --------------------------------
                       Apts.       Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                     --------      --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG.
OCCUPANCY
--------------
  Dallas                4,226         94.8%                             1.0%         93.8%
  Atlanta               3,314         93.2%                            -0.9%         94.1%
  Austin                1,523         95.8%                             1.8%         94.2%
  Houston                 754         95.6%                             1.7%         93.9%
  Indianapolis            996         92.4%                            -0.2%         92.5%
  Kansas                  908         92.6%                            -0.2%         92.8%
  Chicago               1,694         96.4%                             2.9%         93.7%
                        -----         -----                            -----         -----
     Weighted Average                 94.4%                             0.7%         93.7%
                                      =====                            =====         =====
       Total           13,415
                       ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $665                  3.1%                     $645
  Atlanta                                         $744                  0.8%                     $738
  Austin                                          $622                  0.2%                     $621
  Houston                                         $743                  5.8%                     $702
  Indianapolis                                    $573                  0.0%                     $573
  Kansas                                          $651                  1.1%                     $644
  Chicago                                         $944                  3.5%                     $912
                                                  ----                  ----                     ----
     Weighted Average                             $711                  2.1%                     $697
                                                  ====                  ====                     ====
TOTAL PROPERTY REVENUES                              Per Month                                    Per Month
-----------------------                             ----------                                   ----------
Dallas                          $16,788,252     $  662        $0.79     4.5%   $16,059,750       $633      $0.75
Atlanta                         $14,467,353     $  728        $0.76    -0.2%   $14,493,352       $729      $0.76
Austin                          $ 5,710,354     $  625        $0.88     2.3%   $ 5,581,225       $611      $0.86
Houston                         $ 3,378,093     $  747        $0.81     7.4%   $ 3,146,478       $696      $0.75
Indianapolis                    $ 3,350,142     $  561        $0.68    -0.5%   $ 3,365,322       $563      $0.68
Kansas                          $ 3,465,431     $  636        $0.74     1.4%   $ 3,419,188       $628      $0.73
Chicago                         $ 9,830,613     $  967        $1.14     6.4%   $ 9,242,969       $909      $1.07
                                -----------     ------        -----    -----   -----------       ----      -----
    Total                       $56,990,237     $  708        $0.82     3.0%   $55,308,283       $687      $0.80
                                ===========     ======        =====    =====   ===========       ====      =====




   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97)

                                           1/1/98-6/30/98                               1/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  7,160,372     $3,389        $4.04     6.6%   $ 6,715,381     $3,178      $3.79
  Atlanta                      $  5,347,793     $3,227        $3.37     1.9%   $ 5,250,629     $3,169      $3.30
  Austin                       $  2,526,067     $3,317        $4.65    -2.4%   $ 2,586,925     $3,397      $4.76
  Houston                      $  1,383,978     $3,671        $3.97     5.7%   $ 1,309,054     $3,472      $3.75
  Indianapolis                 $  1,233,680     $2,477        $3.01     1.3%   $ 1,218,178     $2,446      $2.97
  Kansas                       $  1,319,776     $2,907        $3.38     2.1%   $ 1,292,822     $2,848      $3.31
  Chicago                      $  3,979,860     $4,699        $5.55     3.9%   $ 3,828,812     $4,520      $5.34
                               ------------     ------        -----    -----   -----------     ------      -----
    Total                      $ 22,951,526     $3,422        $3.98     3.4%   $22,201,801     $3,310      $3.85
                               ============     ======        =====    =====   ===========     ======      =====
Operating Efficiency                  40.3%                                          40.1%
                               ============                                    ===========

                                                    PER MONTH                                        PER MONTH
                                                    ---------                                       ----------
NOI           1998%   1997%
---           -----   -----
 Dallas       57.3%   58.2%    $  9,627,880       $380        $0.45     3.0%   $ 9,344,369       $369      $0.44
 Atlanta      63.0%   63.8%    $  9,119,561       $459        $0.48    -1.3%   $ 9,242,723       $465      $0.48
 Austin       55.8%   53.6%    $  3,184,286       $348        $0.49     6.3%   $ 2,994,300       $328      $0.46
 Houston      59.0%   58.4%    $  1,994,115       $441        $0.48     8.5%   $ 1,837,424       $406      $0.44
 Indianapolis 63.2%   63.8%    $  2,116,462       $354        $0.43    -1.4%   $ 2,147,144       $359      $0.44
 Kansas       61.9%   62.2%    $  2,145,655       $394        $0.46     0.9%   $ 2,126,365       $390      $0.45
 Chicago      59.5%   58.6%    $  5,850,752       $576        $0.68     8.1%   $ 5,414,157       $533      $0.63
              -----   -----    ------------       ----        -----    -----   -----------       ----      -----
    Total     59.7%   59.9%    $ 34,038,711       $423        $0.49     2.8%   $33,106,482       $411      $0.48
              =====   =====    ============       ====        =====    =====   ===========       ====      =====
Operating
 Margin                               59.7%                                          59.9%
                               ============                                     ==========


   AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES) -
CONTINUED
(Excludes all properties acquired or stabilized after 1/1/97

                                           1/1/98-6/30/98                               1/1/97-6/30/97
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               ------------                                 ------------
  Dallas                       $    781,079       $370        $0.44   -23.1%    $1,016,225       $481      $0.57
  Atlanta                      $    436,161       $263        $0.27    -1.4%    $  442,303       $267      $0.28
  Austin                       $    297,769       $391        $0.55    23.9%    $  240,312       $316      $0.44
  Houston                      $     66,200       $176        $0.19    70.4%    $   38,855       $103      $0.11
  Indianapolis                 $     99,702       $200        $0.24     8.9%    $   91,513       $184      $0.22
  Kansas                       $    171,422       $378        $0.44   105.9%    $   83,274       $183      $0.21
  Chicago                      $    250,747       $296        $0.35    48.2%    $  169,201       $200      $0.24
                               ------------       ----        -----   ------    ----------       ----      -----
    Total                      $  2,103,081       $314        $0.36     1.0%    $2,081,682       $310      $0.36
                               ============       ====        =====   ======    ==========       ====      =====

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    995,389     $  471        $0.56     0.9%    $  986,194     $  467      $0.56
  Atlanta                      $    736,707     $  445        $0.46     6.6%    $  691,180     $  417      $0.43
  Austin                       $    374,045     $  491        $0.69   -17.1%    $  450,964     $  592      $0.83
  Houston                      $     85,875     $  228        $0.25     3.3%    $   83,118     $  220      $0.24
  Indianapolis                 $    214,730     $  431        $0.52   -10.7%    $  240,431     $  483      $0.59
  Kansas                       $    180,637     $  398        $0.46    -0.9%    $  182,262     $  401      $0.47
  Chicago                      $    580,012     $  685        $0.81    10.6%    $  524,626     $  619      $0.73
                               ------------     ------        -----   ------    ----------     ------      -----
    Total                      $  3,167,394     $  472        $0.55     0.3%    $3,158,776     $  471      $0.55
                               ============     ======        =====   ======    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                  ------------                                  ------------
  Dallas                       $  2,450,756     $1,160        $1.38    16.3%    $2,107,604     $  997      $1.19
  Atlanta                      $  1,186,362     $  716        $0.75     1.4%    $1,169,754     $  706      $0.74
  Austin                       $    774,918     $1,018        $1.43    11.1%    $  697,392     $  916      $1.28
  Houston                      $    545,160     $1,446        $1.56    24.3%    $  438,664     $1,164      $1.26
  Indianapolis                 $    267,752     $  538        $0.65   -21.9%    $  342,894     $  689      $0.84
  Kansas                       $    375,307     $  827        $0.96   -11.8%    $  425,334     $  937      $1.09
  Chicago                      $  1,363,175     $1,609        $1.90     5.0%    $1,298,658     $1,533      $1.81
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  6,963,429     $1,038        $1.21     7.5%    $6,480,300     $  966      $1.12
                               ============     ======        =====    =====    ==========     ======      =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of June 30, 1998
                                                                                           Qtr ended
                                                                                         Jun. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year      of       Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
DALLAS/
FT. WORTH, TX
-------------
Amli:
 at Autumn Chase     Carrollton, TX      1991    1987/96     450    374,288        832   $704    $0.85        95.4%
 at Bent Tree        Dallas, TX          1997       1996     300    282,774        943    834     0.88        93.4%
 at Bishop's Gate    West Plano, TX      1997       1997     266    292,092      1,098  1,027     0.94        96.6%
 at Chase Oaks       Plano, TX           1994       1986     250    193,736        775    671     0.87        96.7%
 at Gleneagles       Dallas, TX          1988    1987/97     590    521,302        884    720     0.82        94.4%
 on the Green        Ft. Worth, TX       1994    1990/93     424    358,560        846    676     0.80        94.8%
 at Nantucket        Dallas, TX          1988       1986     312    222,208        712    554     0.78        96.2%
 of North Dallas     Dallas, TX       1989/90    1985/86   1,032    905,590        878    652     0.74        93.3%
 at Reflections      Irving, TX          1993       1986     212    174,332        822    681     0.83        96.4%
 on Rosemeade        Dallas, TX          1990       1987     236    205,382        870    662     0.76        95.9%
 on Timberglen       Dallas, TX          1990       1985     260    201,198        774    603     0.78        94.7%
 at Valley Ranch     Irving TX           1990       1985     460    389,940        848    707     0.83        96.1%
                                                           -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                           4,792  4,121,402        860   $698    $0.81        94.9%
                                                           -----  ---------        ---   ----    -----       ------
ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA               1982/83/
                                                     95      695    632,393        910   $688    $0.76        95.1%
 at Spring Creek     Dunwoody, GA               1985/86/
                                                  87/89    1,180  1,080,560        916    723     0.79        92.4%
 at Vinings          Atlanta, GA         1992       1985     208    229,708      1,104    791     0.72        91.5%
 at Vinings-
  Phase II           Atlanta, GA         1997       1985     152    144,532        951    738     0.78        95.0%
 at West Paces       Atlanta, GA         1993       1992     337    314,707        934    880     0.94        97.1%
 at Peachtree City   Atlanta, GA                    1998     312    305,756        980    828     0.85        89.9%
 at Clairmont        Atlanta, GA         1998       1988     288    229,335        796    778     0.98        95.4%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                              3,172  2,936,991        926   $752    $0.81        93.6%
                                                          ------  ---------      -----   ----    -----       ------




                                                                                           Qtr ended
                                                                                         Jun. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983     231    178,116        771   $679    $0.88        96.4%
 in Great Hills      Austin, TX          1991       1985     344    256,892        747    685     0.92        96.0%
 at Lantana Ridge    Austin, TX          1997       1997     354    311,808        881    797     0.90        94.5%
 at Martha's
 Vineyard            Austin, TX          1992       1986     360    253,328        704    606     0.86        95.9%
                                                           -----  ---------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                               1,289  1,000,144        776   $693    $0.89        95.7%
                                                           -----  ---------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989     152    125,800        828   $666    $0.80        93.2%
 at Crown Colony     Topeka, KS          1994       1986     156    120,984        776    575     0.74        94.9%
 at Crown Colony II  Topeka, KS                     1997      64     51,292        801    639     0.80        91.7%
 at Regents Center   Overland Park, KS   1994    1991/95     300    274,170        914    730     0.80        92.1%
 at Regents
  Center II          Overland Park, KS              1997     124    123,728        998    776     0.78        89.5%
 at Sherwood         Topeka, KS          1994       1993     300    260,340        868    628     0.72        91.8%
 at Town Center      Overland Park, KS   1997       1997     156    176,994      1,135    949     0.84        92.1%
                                                           -----  ---------      -----   ----    -----        -----
  Subtotal
   -Eastern KS                                             1,252  1,133,308        905   $705    $0.78        92.2%
                                                           -----  ---------      -----   ----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN 1992/93    1983/85     996    820,712        824   $580    $0.70        94.9%
 at Conner Farms     Indianapolis, IN    1997       1993     300    324,636      1,082    763     0.71        88.4%
                                                           -----  ---------      -----   ----    -----        -----
  Subtotal
   -Indianapolis,
      IN                                                   1,296  1,145,348        884   $622    $0.70        93.4%
                                                           -----  ---------      -----   ----    -----        -----





                                                                                           Qtr ended
                                                                                         Jun. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986     253    216,315        855   $944    $1.10        96.2%
 at Poplar Creek     Chicago, IL         1997       1985     196    178,490        911    925     1.02        95.1%
                                                           ----- ----------      -----   ----    -----        -----
 Subtotal
  -Chicago, IL                                               449    394,805        879   $936    $1.06        95.7%
                                                          ------ ----------      -----   ----    -----        -----

  TOTAL
   PROPERTIES                                             12,250 10,731,998        876   $713    $0.81        94.2%
                                                          ====== ==========       ====   ====    =====        =====





                                                                                           Qtr ended
                                                                                         Jun. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA
-----------
Amli:
 at Pleasant Hill    Atlanta, GA                    1996     502    501,816      1,000   $785    $0.79        93.7%
 at Barrett Lakes    Atlanta, GA                    1997     446    460,150      1,032    849     0.82        94.0%
 at River Park       Atlanta, GA                    1997     222    225,892      1,018    852     0.84        95.9%
 at Towne Creek      Gainesville, GA                1989     150    121,722        811    618     0.76        94.7%
 at Willeo Creek     Rosewell, GA        1995       1989     242    297,302      1,229    819     0.67        95.0%
                                                           -----  ---------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                             1,562  1,606,882      1,029   $802    $0.78        94.4%
                                                           -----  ---------      -----   ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                   1987     125    105,578        845  1,075     1.27        96.5%
 at Windbrooke       Buffalo Grove, IL   1995       1987     236    213,160        903    968     1.07        97.2%
 at Chevy Chase      Buffalo Grove, IL   1996       1988     592    480,676        812    951     1.17        95.7%
 at Danada           Wheaton, IL         1997  1989/1991     600    521,500        869    915     1.05        95.9%
 at Fox Valley                                      1998     272    269,093        989    925     0.94        72.6%
 at Willowbrook      Willowbrook, IL     1996       1987     488    418,404        857    921     1.07        95.5%
                                                           -----  ---------        ---   ----    -----        -----
  Subtotal-
  Chicago, IL                                              2,313  2,008,411        868   $941    $1.08        93.2%
                                                           -----  ---------        ---   ----    -----        -----

EASTERN KANSAS
--------------
AMLI at:
 Regents Crest       Overland Park, KS   1997       1997     368    346,488        942   $723    $0.77        92.5%
                                                           -----  ---------        ---   ----    -----        -----

DALLAS/FT. WORTH
----------------
Amli:
 at Verandah         Arlington, TX       1997    1986/91     538    394,504        733   $669    $0.91        96.2%
                                                           -----  ---------        ---   ----    -----        -----




                                                                                           Qtr ended
                                                                                         Jun. 30, 1998
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Jun. 30,
                                                          Number   Rentable   Average    -------------     1998
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX          1994       1985     588    397,968        677   $582    $0.86        94.3%
                                                          ------  ---------        ---   ----    -----        -----

HOUSTON, TX
Amli:
 at Champions
  Centre             Houston, TX         1994       1994     192    164,480        857   $744    $0.87        96.4%
 at Champions Park   Houston, TX         1994       1991     246    221,646        901    723     0.80        96.7%
 at Greenwood
  Forest             Houston, TX         1995       1995     316    310,844        984    774     0.79        95.1%
                                                            ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                             754    696,970        924   $750    $0.81        96.0%
                                                            ---- ----------        ---   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                             6,123  5,451,223        890    811     0.91        94.2%
                                                          ====== ==========        ===   ====    =====        =====
  TOTAL                                                   18,373 16,183,221        881   $746    $0.85        94.2%
                                                          ====== ==========        ===   ====    =====        =====










AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA
                                                                          WHOLLY-OWNED
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                       JUNE 30,                              JUNE 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities (1). . . . .      $18,790        18,256        2.9%      37,237        36,250        2.7%
 New Communities (2) . . . . . . . .          787         --                      1,598         --
 Development and/or Lease-up
  Communities (3). . . . . . . . . .        1,080           321      236.8%       1,747           451      287.2%
 Acquisition Communities (4) . . . .        4,341           151                   8,524           167
 Communities Sold/Contributed
  to Ventures (5). . . . . . . . . .          205           553                     237         1,093
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $25,204        19,281       30.7%      49,342        37,961       30.0%
                                          =======       =======     =======     =======       =======     =======
Other Revenues
--------------
 Same Store Communities. . . . . . .      $ 1,073           963       11.4%       2,066         1,903        8.5%
 New Communities . . . . . . . . . .           43         --                         89         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .           88            25      257.0%         147            35      320.7%
 Acquisition Communities . . . . . .          218             1                     399             1
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .           34            30                      46            55
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $ 1,456         1,019       42.9%       2,748         1,994       37.8%
                                          =======       =======     =======     =======       =======     =======
Total Property Revenues
-----------------------
 Same Store Communities. . . . . . .      $19,864        19,219        3.4%      39,302        38,153        3.0%
 New Communities . . . . . . . . . .          830         --                      1,687         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .        1,168           345      238.2%       1,894           486      289.6%
 Acquisition Communities . . . . . .        4,559           152                   8,924           168
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .          239           583                     284         1,148
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $26,660        20,300       31.3%      52,090        39,955       30.4%
                                          =======       =======     =======     =======       =======     =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued

                                                                          WHOLLY-OWNED
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                       JUNE 30,                              JUNE 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
Total Operating Expenses
------------------------
 Same Store  Communities . . . . . .      $ 8,178         7,841        4.3%      15,862        15,481        2.5%
 New Communities . . . . . . . . . .          326         --                        597         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .          481           217      121.6%         854           352      142.4%
 Acquisition Communities . . . . . .        1,837            50                   3,576            54
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .          279           293                     402           574
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $11,101         8,400       32.1%      21,291        16,461       29.3%
                                          =======       =======     =======     =======       =======     =======
Property EBITDA
---------------
 Same Store Communities. . . . . . .      $11,686        11,378        2.7%      23,440        22,672        3.4%
 New Communities . . . . . . . . . .          503         --                      1,090         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .          687           128                   1,040           134
 Acquisition Communities . . . . . .        2,723           103                   5,348           114
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .          (40)          291                    (118)          574
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $15,559        11,900       30.8%      30,800        23,494       31.1%
                                          =======       =======     =======     =======       =======     =======
Company's share of
  Co-investment EBITDA . . . . . . .

Percent of
 Co-investment
 EBITDA. . . . . . . . . . . . . . .





AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued

                                                                     CO-INVESTMENTS AT 100%
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                       JUNE 30,                              JUNE 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
PROPERTY REVENUES
-----------------
Rental Income
-------------
 Same Store Communities (1). . . . .      $ 8,517         8,251        3.2%      16,853        16,305        3.4%
 New Communities (2) . . . . . . . .        1,623         --                      3,176         --
 Development and/or Lease-up
  Communities (3). . . . . . . . . .        1,643           694      136.6%       2,705           972      178.5%
 Acquisition Communities (4) . . . .        3,342         2,471       35.3%       6,619         3,037      118.0%
 Communities Sold/Contributed
  to Ventures (5). . . . . . . . . .
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $15,125        11,417       32.5%      29,353        20,314       44.5%
                                          =======       =======     =======     =======       =======     =======
Other Revenues
--------------
 Same Store Communities. . . . . . .      $   459           444                     835           850
 New Communities . . . . . . . . . .           95         --                        159         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .          168            52                     285            90
 Acquisition Communities . . . . . .          239           139       71.6%         432           170      154.1%
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $   961           636       51.2%       1,711         1,110       54.1%
                                          =======       =======     =======     =======       =======     =======
Total Property Revenues
-----------------------
 Same Store Communities. . . . . . .      $ 8,976         8,696        3.2%      17,688        17,155        3.1%
 New Communities . . . . . . . . . .        1,718         --                      3,335         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .        1,811           747                   2,990         1,062
 Acquisition Communities . . . . . .        3,581         2,610       37.2%       7,050         3,207      119.9%
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $16,086        12,052       33.5%      31,064        21,424       45.0%
                                          =======       =======     =======     =======       =======     =======




AMLI RESIDENTIAL PROPERTIES TRUST
COMPONENTS OF PROPERTY EBITDA - Continued

                                                                     CO-INVESTMENTS AT 100%
                                           ----------------------------------------------------------------------
                                                  THREE MONTHS ENDED                      SIX MONTHS ENDED
                                                       JUNE 30,                              JUNE 30,
                                          ---------------------------------     ---------------------------------
                                                                       %                                     %
                                            1998          1997       Change       1998          1997       Change
                                          -------       -------      ------     -------       -------      ------
Total Operating Expenses
------------------------
 Same Store  Communities . . . . . .      $ 3,582         3,419        4.8%       7,090         6,721        5.5%
 New Communities . . . . . . . . . .          605         --                      1,196         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .          896           582       53.9%       1,689           899       87.9%
 Acquisition Communities . . . . . .        1,390         1,022       36.0%       2,790         1,171      138.3%
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $ 6,473         5,024       28.9%      12,765         8,790       45.2%
                                          =======       =======     =======     =======       =======     =======
Property EBITDA
---------------
 Same Store Communities. . . . . . .      $ 5,394         5,276        2.2%      10,598        10,435        1.6%
 New Communities . . . . . . . . . .        1,113         --                      2,140         --
 Development and/or Lease-up
  Communities. . . . . . . . . . . .          923           164                   1,309           163
 Acquisition Communities . . . . . .        2,191         1,588       38.0%       4,260         2,037      109.2%
 Communities Sold/Contributed
  to Ventures. . . . . . . . . . . .
                                          -------       -------     -------     -------       -------     -------
    Total. . . . . . . . . . . . . .      $ 9,621         7,028       36.9%      18,307        12,634       44.9%
                                          =======       =======     =======     =======       =======     =======
Company's share of
  Co-investment EBITDA . . . . . . .        2,556         1,808       41.3%       4,868         3,279       48.5%
                                          =======       =======     =======     =======       =======     =======
Percent of Co-investment
 EBITDA. . . . . . . . . . . . . . .          27%           26%                     27%           26%
                                          =======       =======                 =======       =======

(1)  Stabilized Communities at 1/1/97.
(2)  Development Communities stabilized after 1/1/97 but before 1/1/98.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/97.
(5)  Communities sold or contributed to co-investment ventures.
